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                                                                    Exhibit 99.1

                                                                   [Proxim Logo]


Contact
Ben Gibson
Vice President, Corporate Marketing
Proxim Corporation
(408) 542-5200

Michael Angel
Chief Financial Officer
Proxim Corporation
(408) 542-5200

Proxim Corporation Reports Second Quarter 2004 Financial Results

SUNNYVALE, Calif., July 27, 2004 -- Proxim Corporation (Nasdaq: PROX), a global leader in wireless networking equipment for Wi-Fi and broadband wireless, today announced financial results for the second quarter ended July 2, 2004.

Revenue for the second quarter of 2004 was $31.4 million, which represented an 18 percent sequential increase compared to the preceding quarter of $26.7 million. The $31.4 million revenue in the second quarter of 2004 compares to
$34.8 million for the second quarter of 2003.   Proxim's order backlog was more
than $13 million on July 2, 2004, compared with  $12 million on April 2, 2004.

The non-GAAP, or pro-forma, net loss from operations in the second quarter of 2004 was $(3.3) million, or $(0.03) per common share, compared to pro-forma net loss from operations of $(5.1) million, or $(0.04) loss per common share, in the first quarter of 2004, and pro-forma loss from operations of $(4.7) million, or $(0.04) per common share, in the second quarter of 2003. A detailed and specific reconciliation of the differences from the pro-forma loss from operations to the GAAP loss is included in the accompanying financial tables.

The net loss attributable to common stockholders computed in accordance with GAAP for the second quarter of 2004 was $(10.1) million, or $(0.08) per common share. This compares with a GAAP net loss of $(17.5) million, or $(0.14) per common share, in the preceding first quarter of 2004 and with a GAAP net loss of $(48.7) million, or $(0.40) loss per common share, in the second quarter of 2003.

"We are encouraged by the revenue growth compared with the prior quarter, even though it was below our expectations," said Frank Plastina, Chairman and CEO of Proxim Corporation. "Our broadband wireless business showed a strong improvement from the
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first quarter.  Order flow continued at a healthy pace, as evidenced by our backlog of more than $13 million at the end of the quarter. However, the order flow was skewed towards the end of the quarter and reduced our chances of turning some of it into Q2 revenue." Plastina continued, "While were pleased by a strong increase in sales of our new flagship ORiNOCO AP-4000 access point product, this increase was offset by a greater than expected decrease in sales of our ORiNOCO AP-2000 product, which it is replacing. We continue to show strength in product leadership with several new products and a major WiMAX partnership with Intel launched during the second quarter. We also saw improved gross margins stemming from lower cost next-generation platforms and continued strong expense controls."

Conference Call Information

Proxim will host a conference call to review the company's second quarter 2004 financial results. Today's call begins at 5:00 PM Eastern/2:00 PM Pacific Time.

Dial-In Information

To listen to the conference call via telephone, dial (719) 457-2625 at least five minutes prior to the scheduled start time.

Webcast Information

To listen to the webcast, go to www.proxim.com, and click on the link titled "Proxim Announces Second Quarter 2004 Results Call."

The minimum requirements to listen include sound capabilities on your personal computer and installation of RealPlayer software available at no cost for Windows 95/98/2000/ME/XP, Windows 3.1, Windows NT, Macintosh, and UNIX systems from RealNetworks, Inc., www.real.com.

The call will be archived immediately following the conference call and will remain available at http://investor.proxim.com. Additionally, the conference call will be available on a recorded telephone archive by calling toll free
(888) 203-1112 and entering pass code 751690, beginning Tuesday, July 27, 2004 at 8:00 PM, Eastern Time until midnight Eastern Time on Friday, August 6, 2004. For international callers, the recorded telephone archive is available by calling the following toll number: (719) 457-0820 and entering pass code 751690.

About Proxim

Proxim Corporation is a global leader in wireless networking equipment for Wi-Fi and broadband wireless networks. The company is providing its enterprise and service provider customers with wireless solutions for the mobile enterprise, security and surveillance, last mile access, voice and data backhaul, public hot spots, and metropolitan area networks. This press release and more information about Proxim can be found on the Web at www.proxim.com.


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Safe Harbor

This press release contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements concerning Proxim's estimates relating to strength in product leadership and increasing global market opportunities, and are subject to risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, but are not limited to:
Proxim's ability to maintain its debt and credit facilities; the risk that Proxim's efforts to improve operating efficiencies and return to profitability will not succeed; the risk that Proxim will not be able to convert backlog into revenue as expected; the risk that the market for Proxim's products will not grow as anticipated or that Proxim will not be able to take advantage of market opportunities due to competition, product performance, product pricing, product supply, litigation issues or other issues and other risks and uncertainties associated with Proxim's business. For additional information regarding risks relating to Proxim's business, see Proxim Corporation's Form 10-K for the year ended December 31, 2003, Form 10-Q for the quarter ended April 2, 2004, and Current Reports on Form 8-K and other relevant materials filed by Proxim with the SEC.

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                               Proxim Corporation
                      Condensed Consolidated Balance Sheets
                                 (in thousands)
                                   (Unaudited)



                                                                            July 2,     December 31,
                                                                             2004         2003
                                                                           -----------  -----------

Assets
Current assets:
   Cash and cash equivalents                                                 $ 11,441     $ 19,756
   Short-term investments                                                       2,510            -
   Accounts receivable, net                                                     9,134       13,961
   Inventory                                                                   18,056       19,939
   Other current assets                                                         5,338        5,301
                                                                           -----------  -----------
    Total current assets                                                       46,479       58,957
Property and equipment, net                                                     6,373        7,522
Goodwill and other intangible assets, net                                      39,330       50,059
Restricted cash                                                                   770        1,254
Other assets                                                                      427        2,316
                                                                           -----------  -----------
    Total assets                                                             $ 93,379    $ 120,108
                                                                           ===========  ===========

Liabilities, Mandatorily Redeemable Preferred Stock
   and Stockholders' Deficit
Current liabilities:
   Accounts payable                                                           $ 9,739     $ 10,500
   Capital lease obligations, current                                           1,218        1,176
   Accrued royalties and interest                                              28,737       26,906
   Other accrued liabilities                                                   26,599       20,804
   Convertible promissory notes                                                38,135       34,735
                                                                           -----------  -----------
    Total current liabilities                                                 104,428       94,121
Capital lease obligations, long-term                                              342          934
Long-term debt                                                                    101          101
Restructuring accruals, long-term                                               8,428        8,660
Common stock warrants                                                           8,000       21,800
                                                                           -----------  -----------
    Total liabilities                                                         121,299      125,616
                                                                           -----------  -----------

Series A mandatorily redeemable preferred stock                                78,325       73,580
                                                                           -----------  -----------

Stockholders' deficit:
   Capital stock                                                              319,510      319,376
   Accumulated deficit                                                       (425,350)    (397,753)
   Notes receivable from stockholders                                            (711)        (711)
   Accumulated other comprehensive income                                         306            -
                                                                           -----------  -----------
    Total stockholders' deficit                                              (106,245)     (79,088)
                                                                           -----------  -----------
    Liabilities, mandatorily redeemable preferred stock
     and stockholders' deficit                                               $ 93,379    $ 120,108
                                                                           ===========  ===========

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                               Proxim Corporation
                 Condensed Consolidated Statements of Operations
                      (in thousands, except per share data)
                                   (Unaudited)


                                                            Three Months EndedSix Months Ended
                                              -----------------------------------------------------
                                                 July 2,      June 27,      July 2,      June 27,
                                                  2004          2003          2004         2003
                                              --------------  ---------    -----------  -----------

Product revenue, net                               $ 31,417   $ 34,805       $ 58,114     $ 68,834
License revenue                                           -          -              -        6,000
                                                  ----------  ---------    -----------  -----------
    Total revenue, net                               31,417     34,805         58,114       74,834
Cost of revenue                                      20,140     21,701         37,517       42,629
Royalty charges                                         789          -          1,617            -
Restructuring provision for excess                                                  -
   and obsolete inventory                                 -     22,549              -       22,549
                                                  ----------  ---------    -----------  -----------
    Gross profit (loss)                              10,488     (9,445)        18,980        9,656
Operating expenses:
   Research and development                           4,858      6,234          9,412       14,117
   Selling, general and administrative               11,227     12,446         22,599       24,541
   Legal expense for certain litigation                 200      1,000            945        4,000
   Amortization of intangible assets                  5,364      5,365         10,728       10,865
   Restructuring charges (benefit)                     (138)    12,492          2,029       12,492
                                                  ----------  ---------    -----------  -----------
    Loss from operations                            (11,023)   (46,982)       (26,733)     (56,359)
Interest and other income (expense), net              3,136       (192)         2,278          (93)
                                                  ----------  ---------    -----------  -----------
    Loss before income taxes                         (7,887)   (47,174)       (24,455)     (56,452)
Income tax provision (benefit)                          542          -           (203)           -
                                                  ----------  ---------    -----------  -----------
    Net loss                                         (8,429)   (47,174)       (24,252)     (56,452)
Accretion of Series A preferred stock obligations    (1,687)    (1,560)        (3,345)      (3,085)
                                                  ----------  ---------    -----------  -----------
  Net loss attributable to common stockholders-
  basic and diluted                                $(10,116)  $l(48,734)    $ (27,597)   $ (59,537)
                                                  ==========  =========    ===========  ===========

Net loss per share - basic and diluted              $ (0.08)   $ (0.40)       $ (0.22)     $ (0.49)
                                                  ==========  =========    ===========  ===========
Weighted average common shares                      123,404    121,714        123,293      120,354
                                                  ==========  =========    ===========  ===========

As a percentage of revenue:
Gross margin                                      33.4%        -27.1%        32.7%        14.0%
Research and development expense                  15.5%        17.9%         16.2%        20.5%
Selling, general and administrative expense       35.7%        35.8%         38.9%        35.7%

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                               Proxim Corporation
            Pro Forma Condensed Consolidated Statements of Operations
                      (in thousands, except per share data)
                                   (Unaudited)


                                                 Three Months Ended           Six Months Ended
                                              -------------------------    ------------------------
                                                 July 2,      June 27,      July 2,      June 27,
                                                  2004          2003          2004         2003
                                              --------------  ---------    -----------  -----------

Product revenue, net                               $ 31,417   $ 34,805       $ 58,114     $ 68,834
License revenue                                           -          -              -        6,000
                                              --------------  ---------    -----------  -----------
    Total revenue, net                               31,417     34,805         58,114       74,834
Cost of revenue                                      20,140     21,701         37,517       42,629
                                              --------------  ---------    -----------  -----------
    Gross profit                                     11,277     13,104         20,597       32,205
Operating expenses:
   Research and development                           4,858      6,234          9,412       14,117
   Selling, general and administrative               11,227     12,446         22,599       24,541
   Legal expense for certain litigation                 200      1,000            945        4,000
                                              --------------  ---------    -----------  -----------
    Loss from operations                             (5,008)    (6,576)       (12,359)     (10,453)
Interest and other income (expense), net                (96)      (192)          (529)         (93)
                                              --------------  ---------    -----------  -----------
    Loss before income taxes                         (5,104)    (6,768)       (12,888)     (10,546)
 Income tax benefit                                  (1,786)    (2,030)        (4,511)      (3,164)
                                              --------------  ---------    -----------  -----------
    Net loss                                       $ (3,318)  $ (4,738)      $ (8,377)    $ (7,382)
                                              ==============  =========    ===========  ===========

Net loss per share - basic and diluted              $ (0.03)   $ (0.04)       $ (0.07)     $ (0.06)
                                              ==============  =========    ===========  ===========
Weighted average common shares                      123,404    121,714        123,293      120,994
                                              ==============  =========    ===========  ===========

As a percentage of revenue:
Gross margin                                      35.9%        37.6%         35.4%        43.0%
Research and development expense                  15.5%        17.9%         16.2%        18.9%
Selling, general and administrative expense       35.7%        35.8%         38.9%        32.8%


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                               Proxim Corporation
                    GAAP to Pro Forma Net Loss Reconciliation
                      (in thousands, except per share data)
                                   (Unaudited)


                                                 Three Months Ended           Six Months Ended
                                               -------------------------    ------------------------
                                                 July 2,      June 27,      July 2,      June 27,
                                                  2004          2003          2004         20030
                                              --------------  ---------    -----------  -----------

GAAP net loss                                     $ (10,116)  $ (48,734)    $ (27,597)   $ (59,537)
Royalty charges and interest                            919          -          1,832            -
Restructuring provision for excess and
 obsolete inventory                                       -     22,549              -       22,549
Amortization of intangible assets                     5,364      5,365         10,728       10,865
Restructuring charges (benefit)                        (138)    12,492          2,029       12,492
Interest on convertible promissory notes              3,638          -          6,186            -
Amortization of debt discount and issuance costs      1,700          -          4,592            -
Revaluation of common stock warrants                 (8,700)         -        (13,800)           -
Accretion of Series A preferred stock obligations     1,687      1,560          3,345        3,085
Income tax benefit                                    2,328      2,030          4,308        3,164
                                              --------------  ---------    -----------  -----------
Pro forma net loss                                 $ (3,318)  $ (4,738)      $ (8,377)    $ (7,382)
                                              ==============  =========    ===========  ===========



Use of Pro Forma Financial Information

To supplement our consolidated financial statements presented on a GAAP basis, Proxim uses non-GAAP, or pro forma, measures of operating results, net income/loss and income/loss per share, which are adjusted to exclude certain costs, expenses, gains and losses that we believe are useful to enhance the overall understanding of our financial performance. These adjustments to our GAAP results are made with the intent of providing both management and investors a supplemental understanding of Proxim's underlying operational results and trends. Adjusted pro forma results are among the primary indicators management uses as a basis for planning and forecasting our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for Proxim's financial results prepared in accordance with generally accepted accounting principles in the United States of America.